Exhibit 10.13

AMENDMENT TO EQUITY AWARDS

Red Hat, Inc. (the “Company”) and              (the “Executive”) hereby enter into this agreement (the “Amendment Agreement”) effective as of the last date that each of the parties have signed the Amendment Agreement.

Attachment A hereto shall be applicable to all restricted stock and stock option award agreements not listed on Attachment B hereto including, but not limited to, the award agreements between the Company and the Executive (the “Equity Award Agreements”) with the following dates:

(a)	XXXX XX, XXXX
(b)	XXXX XX, XXXX
(c)	XXXX XX, XXXX
(d)	XXXX XX, XXXX.

Accordingly if the Equity Award Agreement includes an attached Appendix A outlining change in control provisions and defining “Good Cause” and “Good Reason,” the Equity Award Agreement is hereby amended by replacing its Appendix A with Attachment A hereto. If the Equity Award Agreement does not include an attached Appendix A outlining change in control provisions and defining “Good Cause” and “Good Reason,” then such Equity Award Agreement shall be amended by (1) replacing its provisions regarding change in control with the provisions regarding change in control in Attachment A and (2) replacing its defined terms “Good Cause” and “Good Reason” (or definitions of similar concept) with the definitions for those terms (or concepts) in Attachment A.

The Amendment Agreement and the provisions and definitions set forth in Attachment A hereto supersede and take precedence over any contrary or different provision or definitions regarding change in control, “Good Cause” or “Good Reason” to the extent they relate to equity compensation, set forth in any prior offer letter, Equity Award Agreement or other employment related agreement between the Company and the Executive, except for those agreements listed on Attachment B.

For purposes of Attachment A, all capitalized terms not defined therein have the meaning ascribed to them in the Non-Qualified Stock Option Agreement issued pursuant to the Red Hat, Inc. 2004 Long-Term Incentive Plan, dated                .

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement.

Red Hat, Inc.

By:
Name:
Title:
Date:

Executive:
Name:
Date:

Attachment A

For Executive Employee Agreements: Stock Options

Notwithstanding anything contained herein to the contrary, if (i) this option is continued, assumed, converted or substituted for immediately following the Change in Control and (ii) within one year after a Change in Control the Optionee’s Business Relationship is terminated by the Company or its successor without Good Cause or by the Optionee for Good Reason, all of the Option Shares shall be vested and this option may be exercised at any time within 12 months following such termination, but not later than the Final Exercise Date. Furthermore and notwithstanding anything contained herein to the contrary, if this option is not continued, assumed, converted or substituted for immediately following the Change in Control, the Optionee shall receive a lump sum cash payment within 30 days after the Change in Control in an amount equal to the result of multiplying the Option Shares which have not been exercised by the difference between (x) the Fair Market Value of one Share on the day immediately preceding the Change in Control and (y) the per share exercise price of the option. This option shall be considered to be continued, assumed, converted or substituted for:

(A)	if there is no change in the number of outstanding Shares and the Change in Control does not result from the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction, there are no changes to the terms and conditions of this option that materially and adversely affect this option, including the number of Option Shares and the exercise price of the option; or

(B)	if there is a change in the number of outstanding Shares and/or the Change in Control does result from the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction: (1) the Option Shares and the exercise price of the option are adjusted in a manner which is not materially less favorable than as provided under Section 424(a) of the Code and regulations thereunder, (2) if applicable, the Option Shares are converted into the common stock of the Parent Corporation or, if there is no Parent Corporation, the Surviving Corporation (as such terms are defined below), and (3) there are no other changes to the terms and conditions of this option that materially and adversely affect this option.

For purposes of this Agreement:

“Change in Control” means the occurrence of any one of the following events:

        (i) individuals who, on the Grant Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

        (ii) any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 35% or more of Company Voting Securities by such person;

        (iii) the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 40% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least half of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

        (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

        (v) the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

“Good Cause” means conduct involving one or more of the following:

(i)	the conviction of the Covered Executive of, or plea of nolo contendere by the Covered Executive to, a felony;

(ii)	the willful misconduct by the Covered Executive resulting in material harm to the Company;

(iii)	fraud, embezzlement, theft or dishonesty by the Covered Executive against the Company or any subsidiary or repeated and continuing failure to substantially perform the Covered Executive’s duties with the Company after written notice of such failure to perform, resulting in any case in material harm to the Company; or

(iv)	the Covered Executive’s material breach of any term of confidentiality and/or non-competition agreements with the Company.

“Good Reason” means:

(i)	a reduction by the Company or its successor of more than 10% in the Covered Executive’s rate of annual base salary as in effect immediately prior to such Change in Control;

(ii)	a reduction by the Company or its successor of more than 10% of the Covered Executive’s individual annual target bonus opportunity;

(iii)	a significant and substantial reduction of the Covered Executive’s responsibilities and authority, as compared with the Covered Executive’s responsibilities and authority in effect immediately prior to the Change in Control, or a material adverse change in the Covered Executive’s reporting relationship as compared with the Covered Executive’s reporting relationship in effect immediately prior to the Change in Control; or

(iv)	any requirement of the Company that the Covered Executive be based anywhere more than fifty (50) miles from the Covered Executive’s primary office location at the time of the Change in Control and in a new office location that is a greater distance from the Covered Executive’s principal residence at the time of the Change of Control than the distance from the Covered Executive’s principal residence to the Covered Executive’s primary office location at the time of the Change in Control.

For Executive Employee Agreements: Restricted Stock

Notwithstanding anything contained herein to the contrary, if (i) this grant of Restricted Stock is continued, assumed, converted or substituted for immediately following the Change in Control and (ii) within one year after a Change in Control the Participant’s Business Relationship is terminated by the Company or its successor without Good Cause or by the Optionee for Good Reason, all of the Restricted Stock shall be vested. Furthermore and notwithstanding anything contained herein to the contrary, if this grant of Restricted Stock is not continued, assumed, converted or substituted for immediately following the Change in Control, all of the Restricted Stock shall be treated as vested immediately prior to the Change in Control. This grant of Restricted Stock shall be considered to be continued, assumed, converted or substituted for:

(A)	if there is no change in the number of outstanding Shares and the Change in Control does not result from the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction, there are no changes to the terms and conditions of this grant that materially and adversely affect this grant; or

(B)	if there is a change in the number of outstanding Shares and/or the Change in Control does result from the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction:

(1) the number of shares of Restricted Stock is adjusted (x) if the Shares are exchanged solely for the common stock of the Parent Corporation or, if there is no Parent Corporation, the Surviving Corporation (as such terms are defined in Appendix A) in a manner which is not materially less favorable than the adjustments made in such transaction to the other outstanding Shares, or (y) otherwise, based on the ration on the day immediately prior to the date of the Change in Control of the fair market value of one share of common stock of the Parent Corporation, or if there is no Parent Corporation, the Surviving Corporation, to the Fair Market Value of one Share,

(2) if applicable, the shares of Restricted Stock are converted into the common stock of the Parent Corporation or, if there is no Parent Corporation, the Surviving Corporation (as such terms are defined below) and

(3) there are no other changes to the terms and conditions of this grant that materially and adversely affect this grant.

For purposes of this Agreement:

“Change in Control” means the occurrence of any one of the following events:

        (i) individuals who, on the Grant Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

        (ii) any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii), or (E) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 35% or more of Company Voting Securities by such person;

        (iii) the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 40% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least half of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

        (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

        (v) the occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

“Good Cause” means conduct involving one or more of the following:

(i)	the conviction of the Covered Executive of, or plea of nolo contendere by the Covered Executive to, a felony;

(ii)	the willful misconduct by the Covered Executive resulting in material harm to the Company;

(iii)	fraud, embezzlement, theft or dishonesty by the Covered Executive against the Company or any subsidiary or repeated and continuing failure to substantially perform the Covered Executive’s duties with the Company after written notice of such failure to perform, resulting in any case in material harm to the Company; or

(iv)	the Covered Executive’s material breach of any term confidentiality and/or non-competition agreements with the Company.

“Good Reason” means:

(i)	a reduction by the Company or its successor of more than 10% in the Covered Executive’s rate of annual base salary as in effect immediately prior to such Change in Control;

(ii)	a reduction by the Company or its successor of more than 10% of the Covered Executive’s individual annual target bonus opportunity;

(iii)	a significant and substantial reduction of the Covered Executive’s responsibilities and authority, as compared with the Covered Executive’s responsibilities and authority in effect immediately preceding the Change in Control; or a material adverse change in the Covered Executive’s reporting relationship as compared with the Covered Executive’s reporting relationship in effect immediately in effect prior to the Change in Control; or

(iv)	any requirement of the Company that the Covered Executive be based anywhere more than fifty (50) miles from the Covered Executive’s primary office location at the time of the Change in Control and in a new office location that is a greater distance from the Covered Executive’s principal residence at the time of the Change of Control than the distance from the Covered Executive’s principal residence to the Covered Executive’s primary office location at the time of the Change in Control.

Attachment B

[List any agreement to be excluded from Amendment Agreement]